MFS(R) JAPAN EQUITY FUND

                      Supplement to the Current Prospectus


         MFS Investment Management, the investment adviser to the MFS Japan Equity Fund (the "Fund"), a series of MFS Trust I, made a recommendation to the Board of Trustees which oversees the Fund at its meeting on May 25, 2004 to terminate the Fund effective July 2, 2004, or as soon thereafter as practicable (the "Termination Date"). The Board is expected to act on this recommendation at its next meeting on June 23, 2004. In anticipation of its termination, the Fund will be liquidating portfolio securities and, therefore, the Fund will not be managed to meet its investment objective during this period.

                  The Date of this Supplement is May 28, 2004.